EXHIBIT 99.3













                            STOCK PURCHASE AGREEMENT

                           dated as of October 1, 1998

                                      among

                                  TOY BIZ, INC.

                                       and

                                     BUYERS



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                                TABLE OF CONTENTS

                                                                                                               Page


ARTICLE I

         AUTHORIZATION AND SALE OF STOCK..........................................................................2
         1.1.       Authorization of Preferred Stock..............................................................2
         1.2.       The Sale......................................................................................2
         1.3.       Use of Proceeds...............................................................................2
         1.4.       Purchase Price................................................................................2
         1.5.       Closing.......................................................................................3
         1.6.       Deliveries by Toy Biz.........................................................................3
         1.7.       Deliveries by the Dickstein Parties...........................................................4
         1.8.       Deliveries by Object Trading..................................................................4
         1.9.       Deliveries by Whippoorwill....................................................................5

ARTICLE II

         REPRESENTATIONS AND WARRANTIES OF TOY BIZ................................................................5
         2.1.       Corporate Organization; Etc...................................................................5
         2.2.       Corporate Authority...........................................................................5
         2.3.       Consents and Approvals; No Violations.........................................................6
         2.4.       The Shares....................................................................................7
         2.5.       Brokers and Finders...........................................................................7
         2.6.       SEC Documents.................................................................................7
         2.7.       Disclosure Statement..........................................................................7
         2.8.       No Litigation.................................................................................7
         2.9.       Capitalization................................................................................7

ARTICLE III

         REPRESENTATIONS AND WARRANTIES OF THE DICKSTEIN
         PARTIES..................................................................................................8
         3.1.       Organization; Etc.............................................................................8
         3.2.       Authority.....................................................................................8
         3.3.       Consents and Approvals; No Violations.........................................................8
         3.4.       Investor Representations......................................................................9
         3.5.       Brokers and Finders...........................................................................9

ARTICLE IV

         REPRESENTATIONS AND WARRANTIES OF OBJECT TRADING........................................................10
         4.1.       Corporate Organization; Etc..................................................................10
         4.2.       Corporate Authority..........................................................................10

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                                        i

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
         4.3.       Consents and Approvals; No Violations........................................................10
         4.4.       Investor Representations.....................................................................11
         4.5.       Brokers and Finders..........................................................................11

ARTICLE V

         REPRESENTATIONS AND WARRANTIES OF WHIPPOORWILL..........................................................11
         5.1.       Corporate Organization; Etc..................................................................11
         5.2.       Authority....................................................................................11
         5.3.       Consents and Approvals; No Violations........................................................12
         5.4.       Investor Representations.....................................................................12
         5.5.       Brokers and Finders..........................................................................12

ARTICLE VI

         COVENANTS OF THE PARTIES................................................................................13
         6.1.       Conduct of Business of Toy Biz...............................................................13
         6.2.       Inspection Rights............................................................................13
         6.3.       Restricted Stock.............................................................................13
         6.4.       Consents and Approvals.......................................................................14
         6.5.       Public Announcements.........................................................................14
         6.6.       Consummation of the Plan of Reorganization...................................................14

ARTICLE VII

         CONDITIONS TO CONSUMMATION OF THE AGREEMENT.............................................................14
         7.1.       Conditions to Each Party's Obligations to Consummate the
                    Agreement....................................................................................14
         7.2.       Further Conditions to Toy Biz's Obligations to Sell the Dickstein
                    Shares.......................................................................................15
         7.3.       Further Conditions to Toy Biz's Obligations to Sell the Object
                    Trading Shares...............................................................................16
         7.4.       Further Conditions to Toy Biz's Obligations to Sell the Whippoorwill
                    Shares.......................................................................................16
         7.5.       Further Conditions to the Dickstein Parties' Obligations.....................................17
         7.6.       Further Conditions to Object Trading's Obligations...........................................18
         7.7.       Further Conditions to Whippoorwill's Obligations.............................................18

ARTICLE VIII

         TERMINATION AND ABANDONMENT.............................................................................19
         8.1.       Termination..................................................................................19


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ARTICLE IX

         SURVIVAL OF REPRESENTATIONS AND WARRANTIES;
         INDEMNIFICATION.........................................................................................20
         9.1.       Survival.....................................................................................20
         9.2.       Indemnification..............................................................................20
         9.3.       Procedure for Indemnification................................................................20

ARTICLE X

         MISCELLANEOUS PROVISIONS................................................................................21
         10.1.      Amendment and Modification...................................................................21
         10.2.      Extension; Waiver............................................................................21
         10.3.      Entire Agreement; Enforceability.............................................................22
         10.4.      Assignment...................................................................................22
         10.5.      Validity.....................................................................................22
         10.6.      Further Assurances...........................................................................22
         10.7.      Certain Payment to Dickstein.................................................................23
         10.8.      Notices......................................................................................23
         10.9.      Governing Law................................................................................23
         10.10.     Descriptive Headings.........................................................................23
         10.11.     Counterparts.................................................................................24
         10.12.     Expenses.....................................................................................24
         10.13.     Parties in Interest..........................................................................24
         10.14.     No Waivers...................................................................................24
         10.15.     Specific Performance.........................................................................24
         10.16.     Transfer Taxes...............................................................................24
         10.17. Whippoorwill Obligations Several and Not Joint...................................................24


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EXHIBITS

Exhibit A         Restated Certificate of Incorporation
Exhibit B         Registration Rights Agreement
Exhibit C         Stockholders' Agreement


SCHEDULES

Schedule 1        Buyers and Number of Shares Purchased
Schedule 2.8 Pending Litigation Against Toy Biz relating to the Plan of Reorganization

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                            STOCK PURCHASE AGREEMENT

                  STOCK PURCHASE AGREEMENT, dated as of October 1, 1998, (this "Agreement"), by and among TOY BIZ, INC., a Delaware corporation ("Toy Biz"), and the parties set forth on Schedule 1 hereto (collectively, the "Buyers").

                                    RECITALS:

                  WHEREAS, certain bankruptcy cases of Marvel Entertainment Group, Inc., a Delaware corporation ("Marvel"), and various subsidiaries of Marvel are presently pending in the United States District Court for the District of Delaware (the "District Court");

                  WHEREAS, the District Court entered an order confirming the Fourth Amended Joint Plan of Reorganization Under Chapter 11 of the United States Bankruptcy Code, on July 31, 1998 (as such plan may hereafter be amended, restated or otherwise modified, the "Plan of Reorganization"), filed by certain of the secured lenders of Marvel and its subsidiaries and by Toy Biz;

                  WHEREAS, pursuant to the Plan of Reorganization, (i) Dickstein Partners, Inc., a Delaware corporation ("Dickstein"), has agreed to purchase, or cause its affiliates to purchase (such affiliates, identified on Schedule 1 hereto as the Dickstein Parties, hereinafter referred to as the "Dickstein Parties"), from Toy Biz 3,000,000 shares of Preferred Stock, the "Dickstein Shares"), at a price of $10.00 per share of 8% Cumulative Convertible Exchangeable Preferred Stock (the "Preferred Stock"), and (ii) Object Trading Corp., a Delaware corporation ("Object Trading"), has agreed to purchase from Toy Biz 6,000,000 shares of Preferred Stock at a price of $10.00 per share of Preferred Stock (as reduced by the number of shares of Preferred Stock to be purchased by Whippoorwill/Marvel Obligations Trust - 1997 (as described below) and as reduced by the number of shares (not to exceed 4,000,000) of Preferred Stock actually pur chased by the Senior Marvel Lenders, the "Object Trading Shares");

                  WHEREAS, pursuant to Section 4.2(b)(i)(A)(6) of the Plan of Reorganization, Toy Biz will offer up to 4,000,000 shares of Preferred Stock to the holders of Allowed Fixed Senior Secured Claims (the "Senior Marvel Lenders") prior to the consummation of the Plan of Reorganization;

                  WHEREAS, Object Trading has agreed to assign the right to purchase 500,000 shares of Preferred Stock to Whippoorwill/Marvel Obligations Trust - 1997 and such right has been exercised by certain beneficiaries of such Trust listed on Schedule 1 (each, a "Whippoorwill Account" and collectively, "Whippoorwill") and Whippoorwill has agreed to purchase 500,000 shares of Preferred Stock at a price of $10.00 per share of Preferred Stock (the "Whippoorwill Shares" and together with the Dickstein Shares and the Object Trading Shares, the "Shares");


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                  WHEREAS, pursuant to the Plan of Reorganization, Toy Biz and
Marvel have entered into an Agreement and Plan of Merger, dated as of August 12, 1998, which provides for the merger (the "Merger") of MEG Acquisition Corp., a Delaware corporation ("Acquisi tion"), a newly formed, wholly-owned subsidiary of Toy Biz, with and into Marvel, with Marvel continuing as the surviving corporation and as a wholly-owned subsidiary of Toy Biz (by change of name Marvel Enterprises, Inc.); and

                  WHEREAS, the Buyers desire to purchase, and Toy Biz desires to sell, the Shares, upon the terms and subject to the conditions set forth herein.

                  NOW, THEREFORE, in consideration of the respective covenants, representations and warranties herein contained, and intending to be legally bound by the covenants and agreements contained herein, the parties hereto agree as follows:


                                    ARTICLE I

                         AUTHORIZATION AND SALE OF STOCK

                  1.1. Authorization of Preferred Stock. Toy Biz has, or before the Closing Date (as defined in Section 1.5) will have, duly authorized the issuance and sale of 16,900,000 shares of Preferred Stock, having the rights, restrictions, privileges and preferences set forth in the restated certificate of incorporation of Toy Biz (the "Restatement") in the form attached hereto as Exhibit A and will have authorized the issuance and delivery of the shares of Common Stock, par value $0.01 per share, of Toy Biz (the "Common Stock") issuable upon conversion of the Preferred Stock. Toy Biz has, or on or before the Closing Date will have, filed the Restatement with the Secretary of State of the State of Delaware. The shares of Common Stock issuable upon the conversion of the Preferred Stock have been or will be reserved prior to the Closing Date for issuance.

                  1.2. The Sale. Upon the terms and subject to the conditions of this Agreement, at the closing (the "Closing"), Toy Biz will sell, convey, assign, transfer and deliver to Object Trading, the Dickstein Parties and Whippoorwill, and Object Trading, the Dickstein Parties and Whippoorwill will each purchase, acquire and accept from Toy Biz, the Object Trading Shares, the Dickstein Shares and the Whippoorwill Shares, respectively.

                  1.3. Use of Proceeds. Toy Biz shall use the net proceeds from the sale of the Preferred Stock for the purposes set forth in the Plan of Reorganization.

                  1.4. Purchase Price. In consideration of the sale, conveyance, assignment, transfer and delivery of the Shares to Object Trading, the Dickstein Parties and Whippoorwill on the Closing Date pursuant to Section 1.2 hereof, (i) the Dickstein Parties shall, on the Closing Date, in full payment for the Dickstein Shares pay to Toy Biz, by wire transfer in

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immediately available funds, an amount equal to the product of (w) $10.00 and
(x) the number of Dickstein Shares, (ii) Object Trading shall, on the Closing Date, in full payment for the Object Trading Shares, pay to Toy Biz, by wire transfer in immediately available funds, an amount equal to the product of (y) $10.00 and (z) the number of Object Trading Shares and (iii) Whippoorwill shall, on the Closing Date, in full payment of the Whippoorwill Shares, pay to Toy Biz, by wire transfer in immediately available funds, an amount equal to the product of (y) $10.00 and (z) the number of Whippoorwill Shares. (the "Purchase Price").

                  1.5. Closing. Upon the terms and subject to the conditions contained in this Agreement, the Closing will take place at 10:00 a.m. at the offices of Battle Fowler LLP, 75 East 55th Street, New York, New York 10022, on the date of the consummation of the Plan of Reorganization (the "Closing Date").

                  1.6. Deliveries by Toy Biz. At the Closing, Toy Biz will deliver the following to the Buyers:

                  (a) Certificates representing the Shares registered in the names of the Buyers representing the Shares subscribed to by each Buyer, free and clear of any claim, security interest, lien or encumbrance whatsoever with respect thereto and without any restrictive legend other than with respect to applicable securities laws and as otherwise provided in this Agreement or the Stockholders' Agreement;

                  (b) The duly executed officer's certificate provided for in Sections 7.5(c), 7.6(c) and 7.7(c);

                  (c) Certified copies of the resolutions, duly adopted by the Board of Directors of Toy Biz, that will be in full force and effect at the time of delivery, authorizing the execution, delivery and performance of this Agreement, that certain registration rights agreement relating to the Shares (the "Registration Rights Agreement") in the form attached hereto as Exhibit B and that certain stockholders' agreement among Toy Biz, Avi Arad, the Dickstein Parties, Isaac Perlmutter, Isaac Perlmutter T.A., Object Trading, Zib, Inc. and the holders of senior secured indebtedness of Marvel (the "Stockholders' Agreement") in the form attached hereto as Exhibit C;

                  (d) The Registration Rights Agreement, executed on behalf of Toy Biz;

                  (e) The Stockholders' Agreement, executed on behalf of Toy Biz; and

                  (f) All other documents, instruments and writings required to be delivered by Toy Biz at or prior to the Closing Date pursuant to this Agreement, the Stockholders' Agreement and the Registration Rights Agreement.


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                  1.7. Deliveries by the Dickstein Parties. At the Closing, the
Dickstein Parties will deliver the following:

                  (a) By wire transfer, in immediately available funds, the portion of the Purchase Price attributable to the Dickstein Shares by the Dickstein Parties;

                  (b) The duly executed officer's certificate provided for in
Section 7.2(c);

                  (c) Certified copies of duly adopted resolutions or other similar evidence of partnership, limited liability or trust authority and authorization for each of the Dickstein Parties which is an entity, that will be in full force and effect at the time of delivery, authorizing the execution, delivery and performance of this Agreement, the Stockholders' Agreement and the Registration Rights Agreement;

                  (d) The Registration Rights Agreement executed on behalf of each of the Dickstein Parties;

                  (e) The Stockholders' Agreement executed on behalf of each of the Dickstein Parties; and

                  (f) All other documents, instruments and writings required to be delivered by the Dickstein Parties at or prior to the Closing Date pursuant to this Agreement and the Registration Rights Agreement.

                  1.8. Deliveries by Object Trading. At the Closing, Object Trading will deliver the following:

                  (a) By wire transfer, in immediately available funds, the portion of the Purchase Price attributable to the Object Trading Shares;

                  (b) The duly executed officer's certificate provided for in
Section 7.3(c);

                  (c) Certified copies of the resolutions, duly adopted by the Board of Directors of Object Trading, that will be in full force and effect at the time of delivery, authorizing the execution, delivery and performance of this Agreement, the Stockholders' Agreement and the Registration Rights Agreement;

                  (d) The Registration Rights Agreement executed on behalf of Object Trading;

                  (e) The Stockholders' Agreement executed on behalf of Object Trading; and


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                  (f) All other documents, instruments and writings required to be delivered by Object Trading at or prior to the Closing Date pursuant to this Agreement and the Registration Rights Agreement.

                  1.9. Deliveries by Whippoorwill. At the Closing, Whippoorwill will deliver the following:

                  (a) By wire transfer, in immediately available funds, the portion of the Purchase Price attributable to the Whippoorwill Shares;

                  (b) The duly executed officer's certificate provided for in
Section 7.4(c);

                  (c) Certified copies of duly adopted resolutions or other similar evidence of authority for Whippoorwill, that will be in full force and effect at the time of delivery authorizing the execution, delivery and performance of this Agreement and the Registration Rights Agreement;

                  (d) The Registration Rights Agreement executed on behalf of Whippoorwill; and

                  (e) All other documents, instruments and writings required to be delivered by Whippoorwill at or prior to the Closing Date pursuant to this Agreement and the Registration Rights Agreement.

                                   ARTICLE II

                    REPRESENTATIONS AND WARRANTIES OF TOY BIZ

         Toy Biz hereby represents and warrants to the Buyers as follows:

                  2.1. Corporate Organization; Etc. Toy Biz is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted, except where the failure to have such power and authority would not have a material adverse effect on Toy Biz.

                  2.2. Corporate Authority. Toy Biz has all requisite corporate authority and power to execute and deliver this Agreement, the Stockholders' Agreement and the Registration Rights Agreement and to consummate the transactions contemplated hereby, including, without limitation, the issuance of the Preferred Stock and, upon the conversion thereof, the Common Stock issuable upon such conversion. As of the Closing, the execution and delivery of this Agreement, the Stockholders' Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated hereby by Toy Biz, including, without

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limitation, the issuance of the Preferred Stock and, upon the conversion thereof, the Common Stock issuable upon such conversion, will have been duly and validly authorized by all required corporate action on the part of Toy Biz, and no other corporate proceedings on the part of Toy Biz are necessary to authorize this Agreement, the Stockholders' Agreement and the Registration Rights Agreement or to consummate the transactions contemplated hereby including, without limitation, the issuance of the Preferred Stock and, upon the conversion thereof, the Common Stock issuable upon such conversion. This Agreement has been, and at the time of Closing, the Stockholders' Agreement and the Registration Rights Agreement will have been, duly and validly executed and delivered by Toy Biz and, assuming this Agreement has been, and at the Closing the Stockholders' Agreement and the Registration Rights Agreement will have been, duly authorized, executed and delivered by each of the Buyers, such agreements constitute the valid and binding agreements of Toy Biz, enforceable against Toy Biz in accordance with their terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, moratorium, reorganization and other similar laws affecting creditors' rights generally and (ii) the general principles of equity, regardless of whether asserted in a proceeding in equity or at law; provided, however, that each of the parties hereto acknowledges that Toy Biz is involved in litigation with Marvel concerning the status of Toy Biz's class B common stock and its stockholders' agreement and this representation is qualified by such litigation.

                  2.3. Consents and Approvals; No Violations. No filing with, and no permit, authorization, consent or approval of any public body or governmental authority, domestic or foreign, is necessary for the consummation by Toy Biz of the transactions contemplated by this Agreement, the Stockholders' Agreement or the Registration Rights Agreement, including, without limitation, the issuance of the Preferred Stock and, upon the conversion thereof, the Common Stock issuable upon such conversion, other than those which have been made, will have been made prior to Closing, or have been obtained. Neither the execution and delivery of this Agreement, the Stockholders' Agreement or the Registration Rights Agreement by Toy Biz nor the consummation by Toy Biz of the transactions contemplated hereby including, without limitation, the issuance of the Preferred Stock and, upon the conversion thereof, the Common Stock issuable upon such conversion, nor compliance by Toy Biz with any of the provisions hereof will (i) conflict with or result in any breach of any provision of the Restatement or ByLaws of Toy Biz, (ii) violate any provision of law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to Toy Biz which could have any material adverse effect on the business of Toy Biz, or
(iii) conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time or both) a default under any note, indenture, mortgage, lease, purchase or sales order or other material contract, agreement or instrument to which Toy Biz is a party or by which it or any of its property is bound which could have any material adverse effect on the business of Toy Biz.


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                  2.4. The Shares. The Shares will, when issued and delivered to the Buyers in accordance with this Agreement, be duly authorized, validly issued, fully paid and nonassessable and the shares of Common Stock issuable upon conversion of the Preferred Stock, when issued upon such conversion, will be duly authorized, validly issued, fully paid and nonassessable. None of the Shares, when issued in accordance with this Agreement, nor the shares of Common Stock issuable upon the conversion of the Shares, will be subject to preemptive rights.

                  2.5. Brokers and Finders. Except for SBC Warburg Dillon Read Inc., Toy Biz has not employed any broker or finder nor incurred any liability for any investment banking fees, brokerage fees, commissions or finders' fees in connection with the transactions contemplated by this Agreement.

                  2.6. SEC Documents. Toy Biz has timely made all filings with the Securities and Exchange Commission (the "Commission") it has been required to make under the Securities Act of 1933, as amended (the "Securities Act"), and the Exchange Act of 1934, as amended (the "Exchange Act") (such filings, the "SEC Documents"). Each of the SEC Documents filed with the Commission complied with the applicable disclosure requirements of the Securities Act and the Exchange Act in all material respects on the date of filing. None of the SEC Documents, as of their respective dates, contained any untrue statement of material fact or omitted to state a material fact necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading.

                  2.7. Disclosure Statement. The Third Amended Disclosure Statement of Toy Biz relating to the Plan of Reorganization (the "Disclosure Statement") filed with the United States District Court for the District of Delaware on March 12, 1998 complied with the applicable disclosure requirements of title 11, United States Code, in all material respects on the date of filing. The Disclosure Statement did not, as of the date thereof, and does not, as of the date hereof, contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading.

                  2.8. No Litigation. Except as set forth on Schedule 2.8 hereto, there is no action, suit or proceeding pending (or, to the knowledge of Toy Biz, currently threatened) against Toy Biz, or its existing or proposed business or activities, properties or assets relating to the Plan of Reorganization or the transactions contemplated thereby.

                  2.9. Capitalization. Immediately after giving effect to the transactions contemplated by the Plan of Reorganization and this Agreement, the authorized capital stock of Toy Biz will consist of (i) 250,000,000 shares of Common Stock, of which 40,846,127 shares will be issued and outstanding, fully paid and nonassessable, 117,500,000 shares will be reserved for issuance upon the exercise of the Class A Warrants, the Class C Warrants and the Plan Warrants, and for issuance upon the conversion of the Preferred Stock and for Common

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Stock to be issued under any employee benefit plan, and (ii) 75,000,000 shares of Preferred Stock, of which 16,900,000 shares will be issued and outstanding, fully paid and nonassessable, and 58,100,000 shares will be reserved for issuance upon the exercise of the Class B Warrants and to pay dividends in kind on the Preferred Stock.

                                   ARTICLE III

             REPRESENTATIONS AND WARRANTIES OF THE DICKSTEIN PARTIES

         Each of Dickstein, as to itself and the Dickstein Parties, and each of the Dickstein Parties severally as to itself only, hereby represents and warrants to Toy Biz as follows:

                  3.1. Organization; Etc. Dickstein and each of the Dickstein Parties which is an entity is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted, except where the failure to have such power and authority would not have a material adverse effect on such Dickstein Party.

                  3.2. Authority. Dickstein and each Dickstein Party has all requisite authority and power to execute and deliver this Agreement, the Stockholders' Agreement and the Registration Rights Agreement and to consummate the transactions contemplated hereby. As of the Closing, the execution and delivery of this Agreement, the Stockholders' Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated hereby by the Dickstein Parties will have been duly and validly authorized by all required action on the part of the Dickstein Parties, and no other corporate, partnership, trust or other proceedings on the part of the Dickstein Parties or Dickstein are necessary to authorize this Agreement, the Stockholders' Agreement and the Registration Rights Agreement or to consummate the transactions contemplated hereby. This Agreement, the Stockholders' Agreement and the Registration Rights Agreement have been duly and validly executed and delivered by Dickstein and each of the Dickstein Parties and, assuming this Agreement, the Stockholders' Agreement and the Registration Rights Agreement have been duly authorized, executed and delivered by Toy Biz, constitute valid and binding agreements of Dickstein and the Dickstein Parties, enforceable against Dickstein and the Dickstein Parties in accordance with their terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, moratorium, reorganization and other similar laws affecting creditors' rights generally and
(ii) the general principles of equity, regardless of whether asserted in a proceeding in equity or at law.

                  3.3. Consents and Approvals; No Violations. No filing with, and no permit, authorization, consent or approval of any public body or governmental authority, domestic or foreign, is necessary for the consummation by Dickstein and the Dickstein Parties of the

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



transactions contemplated by this Agreement, the Stockholders' Agreement or the Registration Rights Agreement other than those which have been made, will have been made prior to Closing, or have been obtained. Neither the execution and delivery of this Agreement, Stockholders' Agreement or the Registration Rights Agreement by Dickstein and the Dickstein Parties nor the consummation by Dickstein and the Dickstein Parties of the transactions contemplated hereby nor compliance by Dickstein and the Dickstein Parties with any of the provisions hereof will conflict with or result in any breach of any provision of such entity's charter or other formative documents.

                  3.4. Investor Representations. (a) Each of the Dickstein Parties represents and warrants to Toy Biz that it is either (i) (A) an "accredited investor" as such term is defined in the rules promulgated under the Securities Act; and (B) has such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of an investment in the Shares and has the capacity to protect its interest in connection with the acquisition of the Dickstein Shares, or (ii) a trust or charitable foundation that (A) together with its trustees has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Shares and (B) has received the Company's 1997 Annual Report to Stockholders and Forms 10Q for the quarters ended June 30, 1998 and March 31, 1998, the Current Report on Form 8-K, dated July 31, 1998, and all other information required by Rule 502 under the Securities Act. Each of the Dickstein Parties acknowledges that the Dickstein Shares and the Common Stock into which such Shares are convertible will be subject to transfer restrictions as more fully set forth in Section 6.3 hereof.

                  (b) Each of the Dickstein Parties represents that it is purchasing the Dickstein Shares and the Common Stock into which such Shares are convertible for its own account for investment and not with a view to, or for sale in connection with, any distribution of the Dickstein Shares or shares of Common Stock into which such Shares are convertible. Each of the Dickstein Parties acknowledges that the Dickstein Shares and the Common Stock into which such Shares are convertible have not been registered under the Securities Act, or applicable state securities laws and agrees to comply fully with such laws in connection with any resale or transfer thereof.

                  3.5. Brokers and Finders. Neither the Dickstein Parties nor Dickstein has employed any broker or finder nor incurred any liability for any investment banking fees, brokerage fees, commissions or finders' fees in connection with the transactions contemplated by this Agreement.



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                                   ARTICLE IV

                REPRESENTATIONS AND WARRANTIES OF OBJECT TRADING

         Object Trading hereby represents and warrants to Toy Biz as follows:

                  4.1. Corporate Organization; Etc. Object Trading is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted, except where the failure to have such power and authority would not have a material adverse effect on Object Trading.

                  4.2. Corporate Authority. Object Trading has all requisite corporate authority and power to execute and deliver this Agreement, the Stockholders' Agreement and the Registration Rights Agreement and to consummate the transactions contemplated hereby. As of the Closing, the execution and delivery of this Agreement, the Stockholders' Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated hereby by Object Trading will have been duly and validly authorized by all required corporate action on the part of Object Trading and no other corporate proceedings on the part of Object Trading are necessary to authorize this Agreement, the Stockholders' Agreement and the Registration Rights Agreement or to consummate the transactions contemplated hereby. This Agreement has been, and at the time of Closing the Stockholders' Agreement and the Registration Rights Agreement will have been, duly and validly executed and delivered by Object Trading and, assuming this Agreement has been, and at the Closing the Stockholders' Agreement and the Registration Rights Agreement will have been, duly authorized, executed and delivered by Toy Biz, constitute valid and binding agreements of Object Trading, enforceable against Object Trading in accordance with their terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, moratorium, reorganization and other similar laws affecting creditors' rights generally and (ii) the general principles of equity, regardless of whether asserted in a proceeding in equity or at law.

                  4.3. Consents and Approvals; No Violations. No filing with, and no permit, authorization, consent or approval of any public body or governmental authority, domestic or foreign, is necessary for the consummation by Object Trading of the transactions contemplated by this Agreement, the Stockholders' Agreement or the Registration Rights Agreement other than those which have been made, will have been made prior to Closing, or have been obtained. Neither the execution and delivery of this Agreement, the Stockholders' Agreement or the Registration Rights Agreement by Object Trading nor the consummation by Object Trading of the transactions contemplated hereby nor compliance by Object Trading with any of the provisions hereof will conflict with or result in any breach of any provision of the Certificate of Incorporation or By-Laws of Object Trading.


671666.15
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



                  4.4. Investor Representations. (a) Object Trading represents and warrants to Toy Biz that it is (A) an "accredited investor" as such term is defined in the rules promulgated under the Securities Act; and (B) has such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of an investment in the Shares and has the capacity to protect its interest in connection with the acquisition of the Object Trading Shares. Object Trading acknowledges that the Object Trading Shares and the Common Stock into which such Shares are convertible will be subject to transfer restrictions as more fully set forth in Section 6.3 hereof.

                  (b) Object Trading represents that it is purchasing the Object Trading Shares and the Common Stock into which such Shares are convertible for its own account for investment and not with a view to, or for sale in connection with, any distribution of the Object Trading Shares or shares of Common Stock. Object Trading acknowledges that the Object Trading Shares and the Common Stock into which such Shares are convertible have not been registered under the Securities Act, or applicable state securities laws and agrees to comply fully with such laws in connection with any resale or transfer thereof.

                  4.5. Brokers and Finders. Object Trading has not employed any broker or finder nor incurred any liability for any investment banking fees, brokerage fees, commissions or finders' fees in connection with the transactions contemplated by this Agreement.

                                    ARTICLE V

                 REPRESENTATIONS AND WARRANTIES OF WHIPPOORWILL

         Whippoorwill hereby represents and warrants to Toy Biz as follows:

                  5.1. Corporate Organization; Etc. Each Whippoorwill Account is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority to own and use its properties and to carry on its business as now being conducted, except where the failure to have such power and authority would not have a material adverse effect on such Whippoorwill Account.

                  5.2. Authority. Whippoorwill Associates, Incorporated has all requisite authority and power to execute and deliver this Agreement and the Registration Rights Agreement on behalf of each Whippoorwill Account and to consummate the transactions contemplated hereby. As of the Closing, the execution and delivery of this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated hereby by Whippoorwill will have been duly and validly authorized by all required action on the part of Whippoorwill and no other proceedings on the part of Whippoorwill are necessary to authorize this Agreement and the Registration Rights Agreement or to consummate the transactions contemplated hereby. This Agreement has been, and at the time of Closing the Registration Rights Agreement will have been, duly and validly executed and delivered by

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



Whippoorwill and, assuming this Agreement has been, and at the Closing the Registration Rights Agreement will have been, duly authorized, executed and delivered by Toy Biz, constitute valid and binding agreements of each Whippoorwill Account, enforceable against each Whippoorwill Account in accordance with their terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, moratorium, reorganization and other similar laws affecting creditors' rights generally and (ii) the general principles of equity, regardless of whether asserted in a proceeding in equity or at law.

                  5.3. Consents and Approvals; No Violations. No filing with, and no permit, authorization, consent or approval of any public body or governmental authority, domestic or foreign, is necessary for the consummation by Whippoorwill of the transactions contemplated by this Agreement or the Registration Rights Agreement other than those which have been made, will have been made prior to Closing, or have been obtained. Neither the execution and delivery of this Agreement or the Registration Rights Agreement by any Whippoorwill Account nor the consummation by any Whippoorwill Account of the transactions contemplated hereby nor compliance by any Whippoorwill Account with any of the provisions hereof will conflict with or result in any breach of any provision of such Whippoorwill Account's formative documents.

                  5.4. Investor Representations. (a) Each Whippoorwill Account represents and warrants to Toy Biz that it is (A) an "accredited investor" as such term is defined in the rules promulgated under the Securities Act; and (B) has such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of an investment in the Shares and has the capacity to protect its interest in connection with the acquisition of the Whippoorwill Shares. Each Whippoorwill Account acknowledges that the Whippoorwill Shares and the Common Stock into which such Shares are convertible will be subject to transfer restrictions as more fully set forth in Section 6.3 hereof.

                  (b) Each Whippoorwill Account represents that it is purchasing the Whippoorwill Shares and the Common Stock into which such Shares are convertible for its own account for investment and not with a view to, or for sale in connection with, any distribution of the Whippoorwill Shares or shares of Common Stock. Each Whippoorwill Account acknowledges that the Whippoorwill Shares and the Common Stock into which such Shares are convertible have not been registered under the Securities Act, or applicable state securities laws and agrees to comply fully with such laws in connection with any resale or transfer thereof.

                  5.5. Brokers and Finders. Whippoorwill has not employed any broker or finder nor incurred any liability for any investment banking fees, brokerage fees, commissions or finders' fees in connection with the transactions contemplated by this Agreement.



671666.15
                                       12

                                   ARTICLE VI

                            COVENANTS OF THE PARTIES

                  6.1. Conduct of Business of Toy Biz. From the date hereof through the Closing Date, Toy Biz will not take any actions which can reasonably be expected to cause the representations and warranties contained in Article II hereof to be untrue. Consistent with the foregoing, Toy Biz shall use its reasonable efforts to preserve intact the current business organization of Toy Biz, keep available the services of the current officers, employees, and agents of Toy Biz, maintain the relations and good will with suppliers, customers, landlords, creditors, employees, agents, and others having business relationships with Toy Biz and otherwise conduct its business in the ordinary course consistent with past practice, except to the extent otherwise set forth in the Disclosure Statement.

                  6.2. Inspection Rights. At any time during normal business hours and upon reasonable prior notice to Toy Biz, the Buyers or any of them or their designated representatives' or agents may, at the cost and expense of such Buyer, (a) visit and inspect the premises and any of the properties of Toy Biz, including, without limitation, its records and books of account (and make copies thereof and take extracts therefrom) and (b) discuss the affairs, finances, and accounts of Toy Biz with its officers, directors, employees and accountants. Toy Biz will provide Buyers with copies of all SEC Documents filed by it with the Commission and provided to the holders of its Common Stock from and after the date hereof.

                  6.3. Restricted Stock. The Buyers severally acknowledge and agree that they shall not sell, transfer or otherwise dispose of any or all of the Shares, the shares of Common Stock issuable upon the conversion of such Shares, or any interest therein, unless such transaction is registered under the Securities Act, or an exemption from such registration is available and such Buyer provides to Toy Biz an opinion of counsel to such effect (which counsel and opinion shall be reasonably acceptable to Toy Biz). The Buyers severally acknowledge that there will be placed on the certificates of the Shares issued to the Buyers a legend stating in substance:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR ANY EXEMPTION THEREFROM UNDER THE ACT OR SUCH LAWS AND THE RULES AND REGULATIONS THEREUNDER."


671666.15
                                       13

                  6.4. Consents and Approvals. Each party to this agreement shall use its reasonable best efforts to make all filings, obtain all permits, authorizations, consents or approvals from any public body or governmental authority, domestic or foreign, that is necessary for the consummation of the transactions contemplated herein, including, without limitation, the filing by the Company and each other party which is required to do so of a Notification and Report Form under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended ("HSR Act") with the Federal Trade Commission (the "FTC") and the Antitrust Division of the Department of Justice (the "Antitrust Division") with respect to the purchase of Preferred Stock and the Common Stock issuable upon the conversion thereof and shall use their respective best efforts to respond as promptly as practicable to all inquiries received from the FTC or the Antitrust Division, including any request for additional information or documentary material.

                  6.5. Public Announcements. Toy Biz and the Buyers will consult with each other before issuing any press release or otherwise making any public statements with respect to the transactions contemplated by this Agreement, and, except as may be required by law or by any listing agreement with a national securities exchange or trading market, shall not issue any such press release or make any such public statement without the exercise of reasonable efforts to consult with Toy Biz or the Buyers, as the case may be. Toy Biz shall not issue any press release or make any public statement with respect to the transactions contemplated by this Agreement which refers to any of the Buyers without the consent of such Buyers. None of the Buyers shall issue any press release or make any public statement with respect to the transactions contemplated by this Agreement which refers to Toy Biz or any of the other Buyers without the consent of Toy Biz or such Buyers, as the case may be.

                  6.6. Consummation of the Plan of Reorganization. Toy Biz will use its reasonable best efforts to satisfy all conditions and to take all such other action, as promptly as practicable, to effect the consummation of the Plan of Reorganization.

                                   ARTICLE VII

                   CONDITIONS TO CONSUMMATION OF THE AGREEMENT

                  7.1. Conditions to Each Party's Obligations to Consummate the Agreement. The respective obligations of each party to consummate this Agreement is subject to the satisfaction or waiver of the following conditions on or before the Closing Date:

                  (a) No statute, rule, regulation, executive order, decree, or injunction shall have been enacted, entered, promulgated, enforced or threatened by any court or governmental entity which prohibits or restricts the consummation of this Agreement, the Stockholders' Agreement and the Registration Rights Agreement or the transactions contemplated hereby and thereby;


671666.15
                                       14

                  (b) The Merger and the other transactions contemplated by the Master Agreement and the Plan of Reorganization shall have been consummated upon substantially the terms set forth therein without any waiver or other modification of any material term thereof;

                  (c) The execution and delivery of the Stockholders' Agreement by Toy Biz, Object Trading and the Dickstein Parties and the other parties thereto and the execution and delivery of the Registration Rights Agreement by Toy Biz and by each of the Buyers and the other parties thereto;

                  (d) All applicable waiting periods required by the HSR Act shall have expired or have been terminated by the FTC and the Antitrust Division;

                  (e) The Restatement shall have been approved by the requisite vote of the stockholders of Toy Biz, and the Restatement shall have been filed with the Secretary of State of the State of Delaware;

                  (f) All authorizations, approvals, consents and waivers required to be obtained from and notices and filings required to be given to or made with any governmental agency or third party shall have been obtained, given or made; and

                  (g) The Buyers and the Senior Marvel Lenders shall have purchased an aggregate of 9,000,000 Shares as contemplated herein.

                  7.2. Further Conditions to Toy Biz's Obligations to Sell the Dickstein Shares. The obligations of Toy Biz to sell, convey, assign, transfer and deliver the Dickstein Shares at the Closing is further subject to satisfaction or waiver by Toy Biz of the following conditions on or before the Closing Date:

                  (a) The representations and warranties of Dickstein and the Dickstein Parties contained herein shall be true and correct in all material respects as of the Closing Date as though such representations and warranties were made at and as of the date;

                  (b) Dickstein and the Dickstein Parties shall have performed and complied in all material respects with all agreements, obligations, covenants and conditions required by this Agreement, the Stockholders' Agreement and the Registration Rights Agreement to be performed or complied with by it on or prior to the Closing;

                  (c) Toy Biz shall have received a duly executed certificate of an authorized officer of Dickstein to the effect that the conditions in Sections 7.2(a) and (b) have been satisfied; and

                  (d) All deliveries to Toy Biz by Dickstein and the Dickstein Parties required under Section 1.7 hereof shall have been delivered by them.

671666.15
                                       15

                  7.3. Further Conditions to Toy Biz's Obligations to Sell the Object Trading Shares. The obligations of Toy Biz to sell, convey, assign, transfer and deliver the Object Trading Shares at the Closing is further subject to satisfaction or waiver by Toy Biz of the following conditions on or before the Closing Date:

                  (a) The representations and warranties of Object Trading contained herein shall be true and correct in all material respects as of the Closing Date as though such repre sentations and warranties were made at and as of the date;

                  (b) Object Trading shall have performed and complied in all material respects with all agreements, obligations, covenants and conditions required by this Agreement, the Stockholders' Agreement and the Registration Rights Agreement to be performed or complied with by it on or prior to the Closing;

                  (c) Toy Biz shall have received a duly executed certificate of an authorized officer of Object Trading to the effect that the conditions in Sections 7.3(a) and (b) have been satisfied;

                  (d) All deliveries to Toy Biz by Object Trading required under
Section 1.8 hereof shall have been delivered by Object Trading.

                  7.4. Further Conditions to Toy Biz's Obligations to Sell the Whippoorwill Shares. The obligations of Toy Biz to sell, convey, assign, transfer and deliver the Whippoorwill Shares at the Closing is further subject to satisfaction or waiver by Toy Biz of the following conditions on or before the Closing Date:

                  (a) The representations and warranties of Whippoorwill contained herein shall be true and correct in all material respects as of the Closing Date as though such repre sentations and warranties were made at and as of the date;

                  (b) Whippoorwill shall have performed and complied in all material respects with all agreements, obligations, covenants and conditions required by this Agreement and the Registration Rights Agreement to be performed or complied with by it on or prior to the Closing;

                  (c) Toy Biz shall have received a duly executed certificate of an authorized officer of Whippoorwill to the effect that the conditions in Sections 7.4(a) and (b) have been satisfied;

                  (d) All deliveries to Toy Biz by Whippoorwill required under
Section 1.9 hereof shall have been delivered by Whippoorwill.


671666.15
                                       16

                  7.5. Further Conditions to the Dickstein Parties' Obligations. The obligations of the Dickstein Parties to consummate the transactions contemplated hereby at the Closing is further subject to the satisfaction or waiver of the following conditions on or before the Closing Date:

                  (a) The representations and warranties of Toy Biz contained herein shall be true and correct in all material respects as of the Closing Date as though such representations and warranties were made at and as of the date;

                  (b) Toy Biz shall have performed and complied in all material respects with all agreements, obligations, covenants and conditions required by this Agreement, the Stockholders' Agreement and the Registration Rights Agreement to be performed or complied with by them on or prior to the Closing;

                  (c) Dickstein shall have received a duly executed certificate from Toy Biz to the effect that the conditions in Sections 7.5(a) and (b) have been satisfied;

                  (d) Toy Biz shall have obtained the Term Loan Facility and the Working Capital Facility (both as defined in the Plan of Reorganization) on terms and conditions reasonably acceptable to Dickstein. The Term Loan Facility and the Working Capital Facility shall not, in the aggregate, have an effective interest rate of more than thirteen percent (13%) per annum.

                  (e) The sum of the allowed DIP Claims (as defined in the Plan of Reorganization) and the allowed Administrative Expense Claims (as defined in the Plan of Reorganization) shall not exceed, or reasonably be expected to exceed, $147,000,000, unless one or more other Buyers have transferred to the Dickstein Parties, in proportion to the number of Dickstein Shares purchased by each of them, for no additional consideration, an aggregate number of additional shares of Preferred Stock equal to:

                                N                       - N
          --------------------------------------------
          1 - [(D + A - 127,000,000) x .002/1,000,000]

          where:

          D =      the amount of allowed DIP Claims

          A = the amount of allowed Administrative Expense Claims (including for this purpose all of the professional fees, costs and expenses of professionals engaged by The Chase Manhattan Bank pursuant to Section 4.2(b)(i)(A) of the Plan of Reorganization)

          N = the number of Dickstein Shares.

Because the amount of the allowed Administrative Expense Claims is unlikely to have been determined as of the Closing Date, this condition shall be deemed to be satisfied if Object

671666.15
                                       17

Trading negotiates in good faith with Dickstein to agree upon an estimate of the maximum amount of the Administrative Expense Claims reasonably likely to be allowed, and Object Trading places in escrow the number of shares of Preferred Stock, if any, that would be required to be transferred to the Dickstein Parties if that estimate was realized. The escrow arrangements shall provide for the distribution of the escrowed shares as the aggregate of the allowed DIP Claims and the allowed Administrative Expense Claims become determined. The amounts set forth above will be appropriately adjusted if Marvel or any of its affiliated debtors sells assets outside of the ordinary course of business and uses the proceeds thereof to repay DIP Claims;

                  (f) All deliveries by Toy Biz to Dickstein required under
Section 1.6 hereof shall have been delivered to Dickstein.

                  7.6. Further Conditions to Object Trading's Obligations. The obligations of Object Trading to consummate the transactions contemplated hereby at the Closing is further subject to the satisfaction or waiver of the following conditions on or before the Closing Date:

                  (a) The representations and warranties of Toy Biz contained herein shall be true and correct in all material respects as of the Closing Date as though such representations and warranties were made at and as of the date;

                  (b) Toy Biz shall have performed and complied in all material respects with all agreements, obligations, covenants and conditions required by this Agreement, the Stockholders' Agreement and the Registration Rights Agreement to be performed or complied with by them on or prior to the Closing;

                  (c) Object Trading shall have received a duly executed certificate from Toy Biz to the effect that the conditions in Sections 7.6(a) and (b) have been satisfied;

                  (d) Toy Biz shall have obtained the Term Loan Facility and the Working Capital Facility (both as defined in the Plan of Reorganization) on terms and conditions reasonably acceptable to Object Trading. The Term Loan Facility and the Working Capital Facility shall not, in the aggregate, have an effective interest rate of more than thirteen percent (13%) per annum; and

                  (e) All deliveries by Toy Biz to Object Trading required under
Section 1.6 hereof shall have been delivered to Object Trading.

                  7.7. Further Conditions to Whippoorwill's Obligations. The obligations of Whippoorwill to consummate the transactions contemplated hereby at the Closing is further subject to the satisfaction or waiver of the following conditions on or before the Closing Date:


671666.15
                                       18

                  (a) The representations and warranties of Toy Biz contained herein shall be true and correct in all material respects as of the Closing Date as though such representations and warranties were made at and as of the date;

                  (b) Toy Biz shall have performed and complied in all material respects with all agreements, obligations, covenants and conditions required by this Agreement and the Registration Rights Agreement to be performed or complied with by them on or prior to the Closing;

                  (c) Whippoorwill shall have received a duly executed certificate from Toy Biz to the effect that the conditions in Sections 7.7(a) and (b) have been satisfied;

                  (d) Toy Biz shall have obtained the Term Loan Facility and the Working Capital Facility (both as defined in the Plan of Reorganization) on terms and conditions reasonably acceptable to Whippoorwill. The Term Loan Facility and the Working Capital Facility shall not, in the aggregate, have an effective interest rate of more than thirteen percent (13%) per annum; and

                  (e) All deliveries by Toy Biz to Whippoorwill required under
Section 1.6 hereof shall have been delivered to Whippoorwill.

                                  ARTICLE VIII

                           TERMINATION AND ABANDONMENT

                  8.1. Termination. Upon the earlier of (x) the termination of the Master Agreement or the Plan of Reorganization, (y) a Final Change in Control (as defined below) or (z) the delivery by Dickstein or Object Trading of a written notice terminating this Agreement following such time as persons designated by Marvel and not approved by Dickstein or Object Trading, as the case may be, become a majority of the directors of Toy Biz (a "Marvel Board Change"), this Agreement and the obligations of the parties hereunder shall terminate. In no event shall Toy Biz have any obligations under this Agreement (including any obligations under Section 7.2(a) hereof) after the occurrence of a Final Change in Control, whether that Final Change in Control occurs before or after the termination of this Agreement. The term "Final Change in Control" means a Change in Control (as defined in the Amended and Restated Master Agreement (the "Master Agreement"), dated as of November 19, 1997, as amended, by and among Toy Biz, the secured creditors of Marvel and various subsidiaries of Marvel, and the Panini Lenders (as defined in the Plan)) that is final and not subject to appeal or which results in a change in the identity of a majority of the directors of Toy Biz.


671666.15
                                       19

                                   ARTICLE IX

           SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION

                  9.1. Survival. The representations and warranties of Toy Biz set forth in Article II hereof and the representations and warranties of Dickstein and the Dickstein Parties set forth in Article III hereof, the representations and warranties of Object Trading set forth in Article IV hereof and the representations and warranties of Whippoorwill set forth in Article V hereof shall survive the Closing for one (1) year (other than the representations and warranties of Toy Biz under Section 2.4 which shall survive indefinitely).

                  9.2. Indemnification. (a) Toy Biz, for itself, its successors, legal representatives and assigns, agrees, subject to the terms of this Article IX, to indemnify and hold harmless the Buyers and their successors and assigns from any Costs (as defined in clause (c) below) resulting from or by reason of
(i) any inaccuracy of or in any of the representations and warranties made by Toy Biz in this Agreement and (ii) any failure of Toy Biz to perform any covenant or agreement set forth in this Agreement which failure is not cured within fifteen days after notice of such failure.

                  (b) Each of the Buyers, severally, for itself, its successors, legal representatives and assigns, agrees, subject to the terms of this Article IX, to indemnify and hold harmless Toy Biz and the other Buyers and each of their successors and assigns from any Costs (as defined in clause (c) below) resulting from or by reason of (i) any inaccuracy of or in any of the representations and warranties made by such Buyer in this Agreement and (ii) any failure of such Buyer to perform any covenant or agreement set forth in this Agreement which failure is not cured within fifteen days after notice of such failure.

                  (c) As used in this Article IX, "Costs" means all losses, liabilities, damages, judgments, assessments, fines, interest, penalties, costs and expenses (including, without limitation, reasonable settlement costs and reasonable legal, accounting, experts' and other fees, costs and expenses) incurred in connection with or resulting from any claims, actions, suits, proceedings, demands or judgments.

                  9.3. Procedure for Indemnification. (a) If the person seeking indemnification under this Article IX (the "Indemnitee") shall claim indemnification hereunder arising from any claim or demand of a third party, the Indemnitee shall promptly notify the party from which indemnification is sought (the "Indemnitor") in writing of the basis for such claim or demand, setting forth the nature of the claim or demand in reasonable detail, and if such claim is founded upon a written document, a copy of such writing shall accompany the notice; provided, however, that failure to give such notice will not prejudice such Indemnitee's right to indemnification from the Indemnitor, except as to any losses suffered by such Indemnitee which are attributable to such Indemnitee's failure to promptly give such notice to the Indemnitor.

671666.15
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



The Indemnitor shall have the right to compromise or, if appropriate, defend at its own cost and through counsel of its own choosing, any claim or demand of any third party giving rise to such claim for indemnification. Such notice and said opportunity to compromise or defend, if applicable, shall be conditions precedent to any asserted liability under this Article IX. In the event the Indemnitor undertakes to compromise or defend any such claim or demand, it shall promptly notify the Indemnitee in writing of its intention to do so. The Indemnitee shall fully cooperate with the Indemnitor and its counsel in the defense or compromise of such claim or demand. After the assumption of the defense by the Indemnitor, the Indemnitor shall not be liable for any legal or other expenses subsequently incurred by the Indemnitee in connection with such defense, other than reasonable costs of investigation, but the Indemnitee may participate in such defense at its own expense. No settlement of a third party claim or demand or consent to entry of a judgment defended by the Indemnitee shall be made without the written consent of the Indemnitor, which consent shall not be unreasonably withheld. The Indemnitor shall not, except with the written consent of the Indemnitee, consent to the entry of a judgment or settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the Indemnitee of an unconditional release from all liability in respect of such third party claim or demand.

                  (b) If the Indemnitee shall claim indemnification hereunder for any claim other than a third party claim, the Indemnitee shall promptly notify the Indemnitor of the nature and amount of the claim; and unless such claim is disputed, payment therefor shall be made by the Indemnitor forthwith upon receipt of such notice. If such claim is disputed by the Indemnitor, the Indemnitor shall notify the Indemnitee of the basis for such dispute with reasonable particularity within twenty (20) business days after its receipt of notice of claim for indemnification. If the Indemnitor fails to notify the Indemnitee of such dispute within such twenty (20) business days, the Indemnitor shall automatically be deemed to have waived any right to dispute such claim if no notice for the basis of such dispute is given to the Indemnitee within fifteen (15) business days after notice from the Indemnitee to the Indemnitor of the expiration of such twenty (20) business day period. If proper notice of dispute is given by the Indemnitor and the Indemnitee disagrees therewith, then the Indemnitee may file a lawsuit to recover the amount claimed with the District Court.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

                  10.1. Amendment and Modification. This Agreement may be amended or modified at any time by the parties hereto, pursuant to an instrument in writing signed by each of Toy Biz, the Dickstein Parties, Whippoorwill, and Object Trading.

                  10.2. Extension; Waiver. At any time prior to the Closing Date, the party entitled to the benefit of any respective term or provision hereof may (a) extend the time for the performance of any of the obligations or other acts of the other party hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document, certificate or writing delivered pursuant hereto or (c) waive compliance with any obligation, covenant, agreement or condition contained herein. Any agreement on the part of a party to

671666.15
                                       21
any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party entitled to the benefits of such extended or waived term or provision. The representations, warranties and agreements of any of the parties provided for in this Agreement, and the parties, obligations hereunder, shall continue in effect notwithstanding any investigation made by the other party hereto.

                  10.3. Entire Agreement; Enforceability. This Agreement, together with its Exhibits, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof. Notwithstanding the foregoing, the commitment letter to purchase the Preferred Stock, dated November 19, 1997, by and between Toy Biz, Zib, Inc., a Delaware corporation, and Dickstein (the "Commitment Letter") shall remain in effect except to the extent expressly superceded hereby.

                  10.4. Assignment. This Agreement (and the Buyers' commitments hereunder) shall not be assignable by Toy Biz nor shall it be assignable, in whole or in part, by the Dickstein Parties or Object Trading without the consent of Toy Biz and Buyers having committed to purchase 80% of the shares of Preferred Stock to be purchased by the Buyers, provided that no such consent shall be required for (i) assignments by Object Trading of its rights to purchase any or all of the shares of Preferred Stock it is committed to purchase under this Agreement, (ii) assignments by any Buyer of its rights under this Agreement to any entity which is controlling, controlled by or under common control with such Buyer and (iii) assignments by any Dickstein Party of its rights under this Agreement to an investment fund controlled or managed by it. Any assignee shall be required to deliver to Toy Biz and the Buyers its written agreement to be bound by this Agreement and, upon agreeing to be so bound, shall thereupon be deemed to have become a Buyer. No assignment, however, shall relieve the assignor of its obligations under this Agreement. Any such purported assignment without such consents shall be null and void.

                  10.5. Validity. The invalidity or unenforceability of any term or provision of this Agreement in any situation or jurisdiction shall not affect the validity or enforceability of the other terms or provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. Any such provision shall be deemed to be modified to the extent necessary to render it legal, valid and enforceable.

                  10.6. Further Assurances. Each of the Buyers and Toy Biz shall use all commercially reasonable efforts to take all action and to do all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement. Following the Closing, the parties hereto shall furnish to each other and their respective representatives such necessary and available information as may reasonably be requested in connection with tax, accounting and similar matters relating to the purchase of the Preferred Stock.


671666.15
                                       22

                  10.7. Certain Payment to Dickstein. (a) If a Qualifying Transaction (as defined in the Plan of Reorganization) occurs, Dickstein will be entitled to receive a fee of $8 million, which fee shall constitute the Break-up Fee referred to in the Plan of Reorganization and which shall be paid to Dickstein by wire transfer of immediately available funds upon payment of the Toy Biz distribution pursuant to the Plan of Reorganization.

                  (b) Toy Biz shall reimburse Dickstein for its reasonable professional fees, costs and out-of-pocket expenses as provided in the Commitment Letter (as defined in Section 10.3) and the Plan of Reorganization.

                  10.8. Notices. Unless otherwise provided herein, all notices and other communications hereunder shall be in writing and shall be deemed given upon receipt by the other parties at the following addresses or facsimile numbers:

                  (a) if to a Buyer, to its address set forth on Schedule 1 hereto;

                  (b)      if to Toy Biz, to

                           Toy Biz, Inc.
                           685  Third Avenue
                           New York, New York  10017
                           Attention:       Joseph M. Ahearn, President
                           and Chief Executive Officer
                           Facsimile No.: 212-682-5272

                           with a copy to

                           Battle Fowler LLP
                           Park Avenue Tower
                           75 East 55th Street
                           New York, New York  10022
                           Attention: Lawrence Mittman, Esq.
                           Facsimile No.:  212-856-7814

                  10.9. Governing Law. This Agreement shall be governed by the laws of the State of Delaware (regardless of the laws that might otherwise govern under applicable Delaware principles of conflicts of law) as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies.

                  10.10. Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and shall in no way be construed to define, limit, describe, explain, modify, amplify, or add to the interpretation, construction or meaning of any provision of, or scope or intent of, this Agreement or in any way affect this Agreement.


671666.15
                                       23

                  10.11. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  10.12. Expenses. Whether or not this Agreement and the transactions contemplated hereby are consummated, and except as otherwise expressly set forth in the Master Agreement or the Commitment Letter, all costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

                  10.13. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and its permitted assigns and nothing in this Agreement, express or implied, is intended by or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

                  10.14. No Waivers. Except as otherwise expressly provided herein, no failure to exercise, delay in exercising or single or martial exercise of any right, power or remedy by any party, and no course of dealing between the parties, shall constitute a waiver of any such right, power or remedy.

                  10.15. Specific Performance. The parties hereto agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine, and that the parties shall be entitled to specific performance of the terms hereof and immediate injunctive relief, in addition to any other remedy at law or equity.

                  10.16. Transfer Taxes. Toy Biz shall be responsible for, and pay, all sales, use, transfer, filing, conveyance, recording, and other similar taxes and fees, arising out of or in connection with the sale of Preferred Stock pursuant to this Agreement.

                  10.17. Whippoorwill Obligations Several and Not Joint. With respect to any obligations hereunder assumed by any Whippoorwill Account, such obligations shall be several and not joint and shall be limited to the percentage held by such Whippoorwill Account of the total Shares held by all such Whippoorwill Accounts, and no such Whippoorwill Account shall be liable for any obligation of any other Whippoorwill Account.




671666.15
                                       24

         IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly signed as of the date first above written.

TOY BIZ, INC.


By:
     ------------------------------------------
Name:  Joseph M. Ahearn
Title: President and Chief Executive Officer


DICKSTEIN PARTNERS, INC.

By:
     ------------------------------------------
Name:  Alan S. Cooper
Title: Vice President


DICKSTEIN & CO., L.P.
By:  Dickstein Partners, L.P.
By:  Dickstein Partners, Inc.


By:
     ------------------------------------------
Name:  Alan S. Cooper
Title: Vice President


DICKSTEIN FOCUS FUND L.P.
By:  Dickstein Partners, L.P.
By:  Dickstein Partners Inc.


By:
     ------------------------------------------
Name:  Alan S. Cooper
Title: Vice President


DICKSTEIN INTERNATIONAL LIMITED
By:  Dickstein Partners, Inc.


By:
     ------------------------------------------
Name:  Alan S. Cooper
Title: Vice President

671666.15

ELYSSA DICKSTEIN, JEFFREY SCHWARZ
AND ALAN COOPER AS TRUSTEES
U/T/A/D 12/27/88, MARK DICKSTEIN,
GRANTOR

By:
     ------------------------------------------
           Alan S. Cooper
           Trustee


MARK DICKSTEIN AND ELYSSA
DICKSTEIN, AS TRUSTEES OF THE
MARK AND ELYSSA DICKSTEIN
FOUNDATION

By:
     ------------------------------------------
           Mark Dickstein
           Trustee



     ------------------------------------------
           Elyssa Dickstein


OBJECT TRADING CORP.

By:
     ------------------------------------------
Name:  Isaac Perlmutter
Title: President


WHIPPOORWILL ASSOCIATES, INCORPORATED, as agent for and/or general partner of the accounts listed on Schedule 1 hereto


By:
     ------------------------------------------
Name:  Shelley Greenhaus
Title: Managing Director



671666.15

Schedule 1

                                                          Shares of                      Total
Name and Address                                       Preferred Stock              Purchase Price
Dickstein Parties:
       DICKSTEIN & CO., L.P.                             1,900,000                   $19,000,000
       c/o Dickstein Partners, Inc.
       660 Madison Avenue
       New York, New York 10021
       Attention:  Alan Cooper

       DICKSTEIN FOCUS FUND L.P.                           200,000                     2,000,000
       c/o Dickstein Partners, Inc.
       660 Madison Avenue
       New York, New York 10021
       Attention:  Alan Cooper

       DICKSTEIN INTERNATIONAL                             700,000                     7,000,000
         LIMITED
       c/o Dickstein Partners, Inc.
       660 Madison Avenue
       New York, New York 10021
       Attention:  Alan Cooper

      ELYSSA DICKSTEIN, JEFFREY                            50,000                       500,000
       SCHWARZ AND ALAN COOPER AS
       TRUSTEES U/T/A/D 12/27,88,
       MARK DICKSTEIN, GRANTOR
       c/o Dickstein Partners, Inc.
       660 Madison Avenue
       New York, New York 10021
       Attention:  Alan Cooper

       MARK DICKSTEIN AND ELYSSA                            10,000                       100,000
       DICKSTEIN, AS TRUSTEES OF THE
       MARK AND ELYSSA DICKSTEIN
       FOUNDATION
       c/o Dickstein Partners, Inc.
       660 Madison Avenue
       New York, New York 10021
       Attention:  Alan Cooper

       Elyssa Dickstein                                    140,000                     1,400,000
       c/o Dickstein Partners, Inc.
       660 Madison Avenue
       New York, New York 10021

OBJECT TRADING CORP.                                     3,492,852                    34,928,520
c/o Toy Biz, Inc.
685 Third Avenue
New York, New York


671666.15


                                                                       Shares of                      Total
Name and Address                                                    Preferred Stock              Purchase Price
WHIPPOORWILL ASSOCIATES,                                               500,000                     5,000,000
INCORPORATED, as agent for or general
partner of the accounts or partnerships listed on
the Addendum to Schedule 1
c/o Whippoorwill Associates, Inc.
11 Martine Avenue
White Plains, New York 10606
Total:                                                               6,992,852                    69,928,520
                                                                     =========                   ===========


671666.15

                             Addendum to Schedule 1


                            Fund/Account          Preferred Shares
                                                      Purchased
President and Fellows of Harvard College              26,000
The Rockefeller Foundation                            68,000
Vega Partners II, L.P.                                76,000
Vega Partners III, L.P.                              177,000
Vega Partners IV, L.P.                               112,000
Vega Offshore Fund Trust                              40,000
Whippoorwill Profit Sharing Plan                       1,000
Total                                                500,000



671666.15

                                  Schedule 2.8



                                      NONE

671666.15